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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 19, 2001, included in Valero Energy Corporation's Form 10-K for the year ended
December 31, 2000, and to all references to our firm included in this Registration Statement.

                                           /s/ ARTHUR ANDERSEN LLP



San Antonio, Texas
August 15, 2001